Dreyfus Balanced Opportunity Fund
Summary Prospectus November 3, 2014
Class J Shares Ticker Symbol: THPBX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated April 1, 2014 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks high total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.80
Other expenses	.23
Total annual fund operating expenses	1.03
Fee waiver and/or expense reimbursement*	(.08)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.95

*The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until April 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95%. On or after April 1, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$320	$561	$1,252

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 112.56% of the average value of its portfolio.

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Principal Investment Strategy

To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund selects securities that, in the portfolio managers' judgment, will result in the highest total return consistent with preservation of principal. The fund varies the mix of stocks and bonds from time to time, but normally the fund allocates between 25% and 50% of its assets to fixed-income securities. The fund has appointed an asset allocation manager who will allocate fund assets among the fund's equity portfolio managers and the fund's fixed-income portfolio managers, based on an assessment of the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In seeking to achieve a high relative risk-adjusted return on the fund's equity investments, the equity managers create a broadly diversified equity portfolio for the fund that includes a blend of growth stocks and value stocks. Stock selection is made through extensive quantitative and fundamental research.

The fixed-income portion of the fund's portfolio may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero coupon bonds, and money market instruments. The fund invests principally in securities that, when purchased, are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by The Dreyfus Corporation, and in securities that are issued or guaranteed by the U.S. government, including Treasury inflation-protected securities (TIPS). The fund has no limit with respect to its portfolio maturity or duration.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio manager to allocate effectively the fund's assets among equity and fixed-income securities. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve

Dreyfus Balanced Opportunity Fund (Class J) Summary	2

System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class J shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class J
Best Quarter Q3, 2009: 13.22% Worst Quarter Q4, 2008: -15.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The table below represents the performance of a predecessor fund's shares for periods prior to January 30, 2004 and the performance of the fund's Class J shares thereafter. Performance figures for periods prior to January 30, 2004 have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance may have been lower.

Dreyfus Balanced Opportunity Fund (Class J) Summary	3

Average Annual Total Returns (as of 12/31/13)
Class	1 Year	5 Years	10 Years
Class J returns before taxes	21.30%	13.45%	5.17%
Class J returns after taxes on distributions	20.63%	13.10%	4.54%
Class J returns after taxes on distributions and sale of fund shares	12.61%	11.68%	4.31%
Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), reflects no deduction for fees, expenses or taxes	32.37%	17.93%	7.40%
Barclays Capital U.S. Aggregate Bond Index ("Barclays Aggregate"), reflects no deduction for fees, expenses or taxes	-2.02%	4.44%	4.55%
Customized Blended Index (60% S&P 500 and 40% Barclays Aggregate), reflects no deduction for fees, expenses or taxes	17.56%	12.71%	6.54%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Keith Stransky is the fund's primary asset allocation portfolio manager, a position he has held since March 2007. Mr. Stransky is the Chief Investment Officer (Traditional) and a Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus. Brian Ferguson and Sean Fitzgibbon are the fund's primary equity portfolio managers, positions they have held since March 2007. Mr. Ferguson is a Senior Managing Director and Director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Mr. Fitzgibbon is a Senior Managing Director, portfolio manager and head of the Global Core Equity Team of TBCAM. David Bowser and David Horsfall are the fund's primary fixed-income portfolio managers, positions they have held since March 2008 and June 2012, respectively. Mr. Bowser is Managing Director and Senior Portfolio Manager of Active Fixed Income US Core Strategies at Standish Mellon Asset Management Company LLC (Standish), a subsidiary of BNY Mellon and an affiliate of Dreyfus. Mr. Horsfall is Co-Deputy Chief Investment Officer and Managing Director of Opportunistic Fixed Income at Standish, responsible for overseeing the management of all single and multi-sector active fixed-income portfolios and strategies. Each portfolio manager also is an employee of Dreyfus.

Purchase and Sale of Fund Shares

Class J shares of the fund are offered only to current Class J shareholders. The minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Dreyfus Balanced Opportunity Fund (Class J) Summary	4